Exhibit 10.1





                  FIRST AMENDMENT TO THE 3 YEAR CREDIT AGREEMENT
                  ----------------------------------------------

                  FIRST AMENDMENT TO THE 364 DAY CREDIT AGREEMENT
                  -----------------------------------------------


            FIRST AMENDMENT (this "Amendment"), dated as of September 12, 1995, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower"), and the lending institutions party to the 3 Year Credit Agreement referred to below and the 364 Day Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the 3 Year Credit Agreement.

                               W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, Holdings, the Borrower and various lending institutions (the "3 Year Banks") are parties to a Credit Agreement, dated as of April 28, 1995 (the "3 Year Credit Agreement"); and

            WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks"; and together with the 3 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of April 28, 1995 (the "364 Day Credit Agreement" and, together with the 3 Year Credit Agreement, the "Credit Agreements");

            WHEREAS, Holdings, the Borrower and the 3 Year Banks wish to enter into the agreements and waivers with respect to the 3 Year Credit Agreement as herein provided;

            WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the agreements and waivers with respect to the 364 Day Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

  I. Amendments to the 3 Year Credit Agreement
     -----------------------------------------

            1. Section 8.07 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                     "Period                   Amount
                     -------                   ------

       Initial Borrowing Date                  $7,500,000,000
       to and including
       December 31, 1995


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       January 1, 1996                         $7,600,000,000
       to and including
       December 31, 1996

       January 1, 1997                         $7,700,000,000
       to and including
       December 31, 1997

       Thereafter                              $8,000,000,000".

            2. Section 8.08 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                     "Period                   Ratio
                     -------                   -----

       Initial Borrowing Date                  1.60:1
       to and including
       December 31, 1995

       January 1, 1996                         1.50:1
       to and including
       December 31, 1996

       January 1, 1997                         1.70:1
       to and including
       December 31, 1997

       Thereafter                              1.80:1".

            3. Section 8.09 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                    "Period                    Ratio
                     ------                    -----

       Initial Borrowing Date                  2.60:1
       to and including
       December 31, 1995


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       January 1, 1996                         2.55:1
       to and including
       December 31, 1996

       January 1, 1997                         2.25:1
       to and including
       December 31, 1997

       Thereafter                              2.00:1".

            4. Section 8.10 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                     "Period                   Ratio
                     -------                   -----

       Initial Borrowing Date                  3.50:1
       to and including
       December 31, 1995

       January 1, 1996                         3.50:1
       to and including
       December 31, 1996

       January 1, 1997                         3.75:1
       to and including
       December 31, 1997

       Thereafter                              4.00:1".

            5. The definition of "Adjusted Operating Income" appearing in
  Section 10 of the 3 Year Credit Agreement shall be amended by (a) deleting the word "and" appearing at the end of clause (ii) of the proviso contained therein and inserting a comma in lieu thereof and (b) inserting at the end of such definition, immediately following clause (iii) thereof, the following:

            "and (iv) for all purposes, for any period which includes the fourth quarter of Holdings' 1995 fiscal year, there shall be excluded in determining Adjusted Operating Income any pre-tax restructuring expense and related costs and expenses recorded or accrued in the fourth quarter of Holdings' 1995 fiscal year which serve to reduce operating income of Holdings and/or its Subsidiaries in such fiscal

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            quarter, provided that the aggregate amount attributable pursuant
                     --------
            to this clause (iv) shall not exceed $250,000,000.".

  II. Amendments to the 364 Day Credit Agreement
      ------------------------------------------

            1. Section 8.07 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                     "Period                   Amount
                     -------                   ------

       Initial Borrowing Date                  $7,500,000,000
       to and including
       December 31, 1995

       January 1, 1996                         $7,600,000,000
       to and including
       December 31, 1996

       January 1, 1997                         $7,700,000,000
       to and including
       December 31, 1997

       Thereafter                              $8,000,000,000".


            2. Section 8.08 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


                     "Period                   Ratio
                     -------                   -----

       Initial Borrowing Date                  1.60:1
       to and including
       December 31, 1995

       January 1, 1996                         1.50:1
       to and including
       December 31, 1996

       January 1, 1997                         1.70:1
       to and including
       December 31, 1997

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



       Thereafter                              1.80:1".

            3. Section 8.09 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


                     "Period                   Ratio
                     -------                   -----

       Initial Borrowing Date                  2.60:1
       to and including
       December 31, 1995

       January 1, 1996                         2.55:1
       to and including
       December 31, 1996

       January 1, 1997
       to and including
       December 31, 1997                       2.25:1

       Thereafter                              2.00:1".


            4. Section 8.10 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


                     "Period                   Ratio
                     -------                   -----

       Initial Borrowing Date                  3.50:1
       to and including
       December 31, 1995

       January 1, 1996                         3.50:1
       to and including
       December 31, 1996

       January 1, 1997                         3.75:1
       to and including
       December 31, 1997

       Thereafter                              4.00:1".



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



            5. The definition of "Adjusted Operating Income" appearing in
  Section 10 of the 364 Day Credit Agreement shall be amended by (a) deleting the word "and" appearing at the end of clause (ii) of the proviso contained therein and inserting a comma in lieu thereof and (b) inserting at the end of such definition, immediately following clause (iii) thereof, the following:

                 "and (iv) for all purposes, for any period which includes the fourth quarter of Holdings' 1995 fiscal year, there shall be excluded in determining Adjusted Operating Income any pre-tax restructuring expense and related costs and expenses recorded or accrued in the fourth quarter of Holdings' 1995 fiscal year which serve to reduce operating income of Holdings and/or its Subsidiaries in such fiscal quarter, provided that the
                                                      --------
                 aggregate amount attributable pursuant to this clause
                 (iv) shall not exceed $250,000,000.".

  III. Miscellaneous Provisions
       ------------------------

                 1. In order to induce the Banks to enter into this Amendment, (a) the Borrower agrees to pay a fee to each 3 Year Bank which has signed a copy of this Amendment and delivered by facsimile transmission an executed signature page thereof to Chemical Bank Agency Services Corporation ("CBASC"), Attention: Janet Belden (140 East 45th Street, 29th Floor, New York, New York 10017, Facsimile No.: (212) 622-0854) at or prior to 5:00 p.m. (New York time) on September 27, 1995, equal to 0.05% of such 3 Year Bank's Commitment (as defined in the 3 Year Credit Agreement), such fee to be payable on or prior to the fifth Business Day following the later of (A) September 27, 1995 and (B) the Amendment Date (as defined below), and (b) each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Amendment Date (as defined below), after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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



            5. This Amendment shall become effective as of the date first written above on the date (the "Amendment Date") when (i) each of the Credit Parties, (ii) 3 Year Banks constituting Required Banks under the 3 Year Credit Agreement and (iii) 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have (x) in the case of the Credit Parties delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036,
  Attention: Eric F. Leicht, Esq. (Facsimile No.: (212) 354-8113) or (y) in the case of the Banks delivered by facsimile transmission the same to CBASC,
  Attention: Janet Belden (140 East 45th Street, 29th Floor, New York, New York 10017, Facsimile No.: (212) 622-0854). After transmitting its executed signature page to CBASC as provided above, each of the Banks shall deliver executed hard copies of this Amendment to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Eric F. Leicht, Esq.

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